Second Quarter 2018 Financial Results July 30, 2018 C r e a t i n g I n n o v a t i v e S t e e l S o l u t i o n s © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

AK Steel Executive Management Team . Roger Newport Chief Executive Officer . Kirk Reich President and Chief Operating Officer . Jaime Vasquez Vice President – Finance and Chief Financial Officer S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 2 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Forward-Looking Statements We have made forward-looking statements in this presentation that are based on our management’s beliefs and assumptions and on information available to our management at the time such statements were made and hereby are identified as “forward-looking statements” for purposes of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning our possible or assumed future results of operations, business strategies, financing plans, competitive position, potential growth opportunities, potential operating performance improvements, the effects of competition and the effects of future legislation or regulations. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “plan,” “intend,” “anticipate,” “estimate,” “predict,” “potential,” “continue,” “may,” “should” or the negative of these terms or similar expressions. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in our forward-looking statements. You should not rely on any forward-looking statements. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: reduced selling prices, shipments and profits associated with a highly competitive and cyclical industry; domestic and global steel overcapacity; risks related to U.S. government actions on Section 232 and 301, NAFTA and/or other trade agreements, treaties or policies; changes in the cost of raw materials, supplies and energy; the company’s significant amount of debt and other obligations; severe financial hardship or bankruptcy of one or more of the company’s major customers or key suppliers; the company’s significant proportion of sales to the automotive market; reduced demand in key product markets due to competition from aluminum or other alternatives to steel; excess inventory of raw materials; supply chain disruptions or poor quality of raw materials or supplies; production disruption or reduced production levels; the company’s healthcare and pension obligations; not reaching new labor agreements on a timely basis; major litigation, arbitrations, environmental issues and other contingencies; regulatory compliance and changes; climate change and greenhouse gas emissions; conditions in the financial, credit, capital and banking markets; the company’s use of derivative contracts to hedge commodity pricing volatility; potential permanent idling of facilities; inability to fully realize benefits of margin enhancement initiatives; information technology security threats, cybercrime and exposure of private information; failure to achieve the expected benefits of the Precision Partners acquisition and/or to integrate Precision Partners successfully; changes in tax laws and regulations. The risk factors discussed in this presentation and under “Item 1A.—Risk Factors” in AK Holding’s Annual Report on Form 10-K for the year ended December 31, 2017 and under similar headings in AK Holding’s subsequently filed quarterly reports on Form 10-Q, as well as the other risks that could cause our results to differ materially from those expressed in forward-looking statements. There may be other risks and uncertainties that we are unable to predict at this time or that we currently do not expect to have a material adverse effect on our business. We expressly disclaim any obligation to update our forward-looking statements other than as required by law. Non-GAAP Financial Measures: Included in this presentation are certain non-GAAP financial measures designed to complement the financial information presented in accordance with generally accepted accounting principles in the United States of America because management believes such measures are useful to investors. These non-GAAP financial measures include EBITDA, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income (Loss), and Adjusted Earnings Per Share. Because our calculations of these measures may differ from similar measures used by other companies, you should be careful when comparing our non-GAAP financial measures to those of other companies. A reconciliation of non-GAAP financial measures to GAAP financial measures is included in the Appendix to this presentation. S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 3 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Roger Newport Chief Executive Officer S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Protecting Our Most Important Asset – Our People . Five facilities achieved ZERO OSHA recordables for OSHA Recordable Frequency 2Q 2018 . Three facilities achieved ZERO OSHA recordables for 3.00 the first half of 2018 2.33 2.37 . Continue to lead the industry by a wide margin 2.01 2.00 1.87 1.69 1.67 1.55 1.55 1.38 1.45 1.45 1.00 0.48 0.45 0.41 0.36 0.29 0.25 0.33 0.32 0.26 0.25 0.26 0.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 1H 2018 AISI AK Steel OSHA Recordable Frequency is number of injuries per 200,000 employee hours Notes: Based upon most current American Iron and Steel Institute (AISI) data available through 2Q 2018. AK Steel data 2015 and forward includes Dearborn Works. S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 5 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strategic Progress . $680 million of debt refinanced and maturities extended Strengthened . Capital Lowered annual cash interest cost by ~$20 million Structure . Enhanced and lowered cost of revolving credit facility . Major investment completed at Middletown Works hot-end Enhanced . New tanks installed on Middletown Works electrogalvanizing line Core Business . Mansfield melt shop upgrade and new technology at caster . Launched new products, including NEXMET® AHSS coated products for automotive Expanded and TRAN-COR® X for electrical transformers; various customer trials are underway Growth . Collaboration with the DOE to develop more efficient electrical steel for motors Platform . Acquired Precision Partners – tool design and build / hot stamping / cold stamping S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 6 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Trade Update . Imports remain elevated Steel Imports - % of U.S. Consumption . Strongly support the President’s decision to implement steel tariffs under Section 232 30% . Dramatic increase in imports of electrical steel and 25% downstream products which continue to impact market 20% . Critical that downstream electrical steel products be 15% adequately addressed 2010 2011 2012 2013 2014 2015 2016 2017 YTD June 2018 Source: American Iron and Steel Institute (AISI) Coated Carbon Steel Imports Grain Oriented Electrical Steel Imports (000s Metric Tons) (000s Metric Tons) 4,500 70 3,500 50 2,500 30 1,500 2010 2011 2012 2013 2014 2015 2016 2017 2018 10 Annualized 2012 2013 2014 2015 2016 2017 YTD May 2018 Source: U.S. Dept. of Commerce, Enforcement, and Compliance S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 7 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Steel Market Update . Overall economic conditions remain solid North America Light Vehicle Production (Vehicles in Millions) . Automotive market remains healthy 17.8 17.1 17.3 17.4 17.6 . Spot market steel prices for hot-rolled coil have increased ~$300 per ton compared to one year ago . Service center inventories are well controlled and even with the prior year 2016 2017 2018E 2019E 2020E U.S. Housing Starts U.S. Non-Residential Construction Fixed Investment (Millions) ($ Billions) $2,589 $2,690 1.41 $2,314 $2,471 1.36 $2,210 1.31 1.18 1.21 2016 2017 2018E 2019E 2020E 2016 2017 2018E 2019E 2020E Source: AK Steel estimates S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 8 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Kirk Reich President and Chief Operating Officer S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Downstream Expansion Offers Higher Margin Growth Opportunity  Creates a premier integrated supplier to the automotive market  Enhances our product offerings  Leverages research and innovation capabilities  Strengthens our position in the value chain  Accelerates introduction of lightweighting solutions  Robust pipeline of downstream opportunities Transforming AK Steel into an innovative steel solutions provider S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 10 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Downstream Operations Progress . AK Tube revenues expected to increase ~14% year AK Tube Annual Revenues ($ Millions) over year 258 $260 . Precision Partners operational improvements and $240 collaborations progressing well 226 . Focused on optimizing product portfolios $220 $200 2017 2018E Precision Partners Utilization Levels Precision Partners - Overall Asset Effectiveness 98% 100% 100% 80% 95% 80% 90% 2017 60% 82.5% 82.6% 45% 85% 80.3% 78.5% 78.4% 40% 2018E 80% 77.3% 25% 20% 75% 70% 0% 1Q 2017 2Q 2017 3Q 2017 4Q 2017 1Q 2018 2Q 2018 Hot-Stamping Cells 3,000 Ton Press S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 11 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Commercial Progress . Well positioned for upcoming contract negotiations AK Steel Advanced High Strength Steel (AHSS) ‒ Anticipate increased pricing (Net Tons Shipped) ‒ Favorable sourcing on new automotive platforms ‒ Exemplary delivery and customer service . Continued progress on advanced high strength steels . Strong spot market conditions . Downstream collaborations gaining momentum 2017 2018E Precision Partners Sales Opportunities AK Tube Advanced High Strength Steel (AHSS) ($ Millions) (Net Tons Shipped) $1,000 $800 $600 $400 $200 $0 2018E 2019E 2020E 2021E 2022E 2017 2018E S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 12 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Jaime Vasquez Vice President – Finance and Chief Financial Officer S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Financial Highlights ($ Millions, except per share and per ton) Sequential Sequential 2Q 2017 1Q 2018 2Q 2018 Change Improvement Flat-Rolled Shipments 1,434 1,431 1,440 9 1% Flat-Rolled Average Selling Price Per Ton $1,040 $1,045 $1,101 $56 5% Net Sales $1,557.2 $1,658.9 $1,746.6 $87.7 5% Net Income $77.2 $28.7 $56.6 $27.5 61% Adjusted EBITDA $167.1 $118.7 $148.4 $29.7 25% Adjusted EBITDA Margin 10.7% 7.2% 8.5% 1.3 points 19% Earnings Per Share - Diluted $0.24 $0.09 $0.18 $0.09 100% Note: See Appendix for reconciliations of non-GAAP financial measures S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 14 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Consolidated EBITDA Bridge – 1Q 2018 to 2Q 2018 Includes $27 million expense $200 for Middletown Works event $65 $175 $10 $148 $150 $22 $12 $12 $125 $119 ($ ($ Millions) $100 $75 $50 $25 1Q 2018 EBITDA Price/Mix/Volume Raw Materials & Middletown and Operations Other 2Q 2018 EBITDA Actual Energy Butler Events Actual S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 15 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Balance Sheet and Cash Flow Highlights . Free cash flow generation allowed for a $70 million reduction Pension / OPEB Liabilities in debt in the second quarter ($ Millions) . $1,500 Maintain focus on strengthening balance sheet $1,281 $1,225 $1,135 . $934 Roughly one-third of capital investments in 2018 targeted $1,000 $881 for margin improvement . Legacy liabilities decreased ~$400 million since 2014 $500 $0 2014 2015 2016 2017 2Q 2018 Capital Investments Pension Contributions ($ Millions) ($ Millions) $197 $200 $200 $153 $160 $150 $128 $150 $99 $100 $81 $100 $44 $50 $50 $50 $24 $35 $0 $10 $0 $0 2014 2015 2016 2017 2018E 2014 2015 2016 2017 2018E 2019E 2020E S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 16 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

3Q 2018 Guidance . Third quarter 2018 estimated outlook Flat-Rolled Shipments – Flat-rolled shipments ~5% higher* (000s tons) 1,369 1,431 1,440 – Average flat-rolled selling price ~$1,105 per ton 1,500 1,337 1,250 – Downstream revenue ~$140–150 million 1,000 – Planned maintenance outages ~$8 million 750 – Adjusted EBITDA margin improvement of ~50 basis points* 500 250 0 3Q 2017 4Q 2017 1Q 2018 2Q 2018 * Guidance is relative to 2Q 2018 actual results Flat-Rolled Average Selling Price Per Ton Adjusted EBITDA Margin $1,200 $1,101 10.0% $1,021 $1,024 $1,045 8.5% 7.7% 7.2% $900 8.0% 6.0% $600 4.5% 4.0% $300 2.0% $0 0.0% 3Q 2017 4Q 2017 1Q 2018 2Q 2018 3Q 2017 4Q 2017 1Q 2018 2Q 2018 S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 17 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

2018 Full Year Guidance Estimates . Capital investments ~$160 million . Planned maintenance outages ~$50 million . Depreciation ~$220 million . Pension and OPEB income ~$32 million* . Minimal cash and book taxes . Working capital expected to be roughly flat for the year * Includes ~$8 million expense reported in Cost of Products Sold / Selling and Administrative expenses S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 18 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Roger Newport Chief Executive Officer S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Path For Creating Shareholder Value Transformational Growth Organic / - PPHC Acquisition Geographic Growth Innovation - Acquired Dearborn - People - AK Tube Mexico Optimize Assets - Carbon AHSS Lower Debt - Electrical - Stainless S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 20 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strategy Create Shareholder Value By: Driving further Transforming our growth – Commercializing operations to organically and innovative significantly through products and improve our acquisitions – into services competitive cost new markets and position downstream business S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 21 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

THANK YOU! S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Appendix S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Investor Contact S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 24 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Strengthening Our Foundation Acquired Precision Partners Opened New Launched New Research and NEXMET™ AHSS Innovation Center Products Strengthened Began Portfolio Lowered Capital Optimization Interest Costs Structure Idled Ashland Completed Completed Major Acquired Hot-end Dearborn AHSS Hot-end Operations Dearborn Operations Investment Investments 2014 2015 2016 2017 S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 25 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Longer Term Target Metrics Average EBITDA Margin Debt-to-EBITDA through a business cycle >8% <4.0x Economic Profit: EBITDA Contributions from Return on Invested Capital Downstream Business >10.5% >30% S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 26 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

High-Value Product Mix With More Predictable Pricing Flat-Rolled Product Mix Customer Contract Structure 2015 2015 Other 3% Spot Market Hot-rolled ~19% 18% Coated Fixed Base 48% Price Contracts Stainless/ Steel Index ~62% Electrical Based Contracts 13% ~19% Cold-rolled 2017 2017 18% Other 2% Spot Market Hot-rolled ~14% 13% Coated Fixed Base 53% Price Contracts Stainless/ Steel Index ~70% Electrical Based Contracts 15% ~16% Cold-rolled 17% S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 27 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Significantly Improved Debt Profile ($ Millions) December 31, 2015 June 30, 2018 Total Debt: $2.4 billion $700 $150 $150 $537 Total Debt: $2.1 billion $7 $380 $406 $406 $400 $370 $380 $290 $280 $550 $530 $150 $62 $62 $30 $7 $30 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2018 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 Credit Facility Senior Notes Senior Secured Notes Industrial Revenue Bonds . Free cash flow generation allowed for a $70 million reduction of debt in 2Q 2018 Note: Excludes unamortized debt discount and issuance costs S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 28 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Non-GAAP Financial Measures Reconciliation of Adjusted Net Income st st Qtr ended Qtr ended 1 Half Qtr ended Qtr ended 1 Half ($ Millions) 2013 2014 2015 2016 2017 3/31/2017 6/30/2017 2017 3/31/2018 6/30/2018 2018 Reconciliation to Net Income (Loss) Attributable to AK Steel Holding Corporation Net income (loss) attributable to AK Steel Holding Corporation, as reported ($60.2) ($114.2) ($652.3) ($16.8) $103.5 $84.4 $77.2 $161.6 $28.7 $56.6 $85.3 Pension and OPEB net corridor and settlement charges 5.5 131.2 68.1 Charges (credit) for termination of pellet agreement and related transportation costs 69.5 (19.3) Impairment of Magnetation investment 256.3 Impairment of AFSG investment 41.6 Charge for facility idling 28.1 Asset impairment charge 75.6 Non-cash credit for U.S. tax legislation (4.3) Acquisition-related expenses (net of tax) 31.7 Adjusted net income (loss) attributable to AK Steel Holding ($60.2) ($77.0) ($195.1) $120.8 $155.5 $84.4 $77.2 $161.6 $28.7 $56.6 $85.3 Reconciliation to Diluted Earnings (Losses) per Share Diluted earnings (loss) per share, as reported ($0.44) ($0.77) ($3.67) ($0.07) $0.32 $0.26 $0.24 $0.50 $0.09 $0.18 $0.27 Pension and OPEB net corridor charge/settlement loss 0.04 0.74 0.29 Charges (credit) for termination of pellet agreement and related transportation costs 0.30 (0.06) Impairment of Magnetation investment 1.44 Impairment of AFSG investment 0.23 Charge for facility idling 0.16 Asset impairment charge 0.24 Non-cash credit for U.S. tax legislation (0.01) Acquisition-related expenses 0.21 Adjusted diluted earnings (loss) per share ($0.44) ($0.52) ($1.10) $0.52 $0.49 $0.26 $0.24 $0.50 $0.09 $0.18 $0.27 Flat-rolled Shipments 5,153.7 6,007.2 6,974.0 5,936.4 5,596.2 1,456.2 1,434.3 2,890.5 1,430.9 1,439.8 2,870.7 Flat-rolled Average Selling Price $1,056 $1,058 $929 $955 $1,022 $1,005 $1,040 $1,022 $1,045 $1,101 $1,073 S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 29 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

Non-GAAP Financial Measures Reconciliation of Adjusted EBITDA Qtr ended Qtr ended 1st Half Qtr ended Qtr ended 1st Half ($ Millions) 2013 2014 2015 2016 2017 3/31/2017 6/30/2017 2017 3/31/2018 6/30/2018 2018 Net income (loss) attributable to AK Steel Holding ($60.2) ($114.2) ($652.3) ($16.8) $103.5 $84.4 $77.2 $161.6 $28.7 $56.6 $85.3 Net income (loss) attributable to NCI 64.2 62.8 62.8 66.0 61.4 16.2 15.2 31.4 16.1 15.7 31.8 Income tax expense (benefit) (42.3) 0.3 (6.3) (16.9) (2.2) 0.4 0.4 (4.9) (0.5) (5.4) Interest expense 127.4 144.7 173.0 163.9 152.3 39.4 38.2 77.6 37.6 37.9 75.5 Interest income (1.1) (0.7) (1.3) (1.6) (1.5) (0.4) (0.4) (0.8) (0.2) (0.2) (0.4) Depreciation and amortization 200.0 211.0 224.4 221.4 236.4 58.9 56.1 115.0 61.3 58.6 119.9 EBITDA $288.0 $303.9 ($199.7) $416.0 $549.9 $198.5 $186.7 $385.2 $138.6 $168.1 $306.7 Less: EBITDA of NCI (a) 78.3 77.2 77.1 80.8 77.7 20.3 19.6 39.9 19.9 19.7 39.6 Pension and OPEB net corridor charges / settlement loss 5.5 131.2 68.1 Charges (credit) for termination of pellet agreement and related transportation costs 69.5 (19.3) Impairment of Magnetation investment 256.3 Impairment of AFSG investment 41.6 Charge for facility idling 28.1 Asset impairment charge 75.6 Acquisition-related expenses 23.3 Adjusted EBITDA $209.7 $255.5 $180.4 $472.8 $528.5 $178.2 $167.1 $345.3 $118.7 $148.4 $267.1 Adjusted EBITDA margin 3.8% 3.9% 2.7% 8.0% 8.7% 11.6% 10.7% 11.2% 7.2% 8.5% 7.8% (a) The reconciliation of EBITDA of noncontrolling interest to net income attributable to noncontrolling interests is as follows: Net income (loss) attributable to noncontrolling interests $64.2 $62.8 $62.8 $66.0 $61.4 $16.2 $15.2 $31.4 $16.1 $15.7 $31.8 Depreciation 14.1 14.4 14.3 14.8 16.3 4.1 4.4 8.5 3.8 4.0 7.8 EBITDA of noncontrolling interests $78.3 $77.2 $77.1 $80.8 $77.7 $20.3 $19.6 $39.9 $19.9 $19.7 $39.6 S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 30 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .

S A F E T Y | Q U A L I T Y | P R O D U C T I V I T Y | I N N O V A T I O N July 2018 © 2 0 1 8 A K S t e e l . A l l r i g h t s r e s e r v e d .